EXHIBIT 31.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
              UNDER SECTION 302 OF THE SARBANES OXLEY ACT of 2002

I, William Bozsnyak, Chief Executive Officer, Chief Financial Officer, Vice President and Treasurer of SearchHelp, Inc., certify that:

1. I have reviewed this Quarterly Report on Form 10-QSB of SearchHelp, Inc.;

2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Quarterly Report;

4. As Chief Executive Officer and Chief Financial Officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and I have:

          a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Quarterly Report is being prepared;

          b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c) Presented in this Quarterly Report my conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. As Chief Executive Officer and Chief Financial Officer, I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

          a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

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          b) Any fraud,  whether or not material,  that  involves  management or other employees who have a significant role in the registrant's internal controls; and



Date:  August 14, 2003                  By:  /S/ William Bozsnyak
       ---------------                       -----------------------
                                             Name:  William Bozsnyak
                                             Title: Chief Executive Officer,
                                                    Chief Financial Officer,
                                                    Vice President and Treasurer


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